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                                                                    Exhibit 10.4




                                 THIRD AMENDMENT



                  THIRD AMENDMENT (this "Amendment"), dated as of June 9, 1999, among TOWN SPORTS INTERNATIONAL, INC., a New York corporation (the "Borrower"), the various lending institutions party to the Credit Agreement referred to below (the "Banks"), and BANKERS TRUST COMPANY, as administrative agent (the "Administrative Agent"). All capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement referred to below.

                              W I T N E S S E T H :


                  WHEREAS, the Borrower, the Banks and the Administrative Agent are parties to an Amended and Restated Credit Agreement, dated as of October 16, 1997, (the "Credit Agreement"); and

                  WHEREAS, the parties hereto wish to amend the Credit Agreement to permit an additional $40,000,000 of indebtedness under the Senior Notes;

                  NOW, THEREFORE, it is agreed that as of the Third Amendment Effective Date (as defined below):

                  1. Section 8.04(b) of the Credit Agreement is hereby amended by (i) deleting Section 8.04(b) in its entirety and (ii) replacing it with the following new Section 8.04(b) as set forth below:

                  (b) Indebtedness of the Borrower incurred under the Senior Notes not to exceed (x) $125,000,000 in aggregate principal amount for Senior Notes in effect on the Restatement Effective Date and (y) $40,000,000 in aggregate principal amount for any additional Senior Notes issued thereafter;

                  2. The definition of Senior Notes contained in Section 10 of the Credit Agreement is hereby amended by (i) deleting the definition in its entirety and (ii) replacing it with a new definition as set forth below:

                  "Senior Notes" shall mean the Borrower's unsecured 9.75% Notes due December 16, 2004 as in effect on the Restatement Effective Date and any additional Notes issued thereafter to the extent permitted under Section 8.04(b)(y) as may be amended, modified or supplemented pursuant to the terms hereof and thereof.


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                  3. In order to induce the Banks to enter into this Third
Amendment, the Borrower hereby represents and warrants that on the Third Amendment Effective Date, both before and after giving effect to this Third Amendment and the transactions contemplated hereby, (1) no Default or Event of Default shall exist and (2) all of the representations and warranties contained in the Credit Documents shall be true and correct in all material respects, with the same effect as though such representations and warranties had been made on and as of the Third Amendment Effective Date (it being understood that any representation or warranty made as of a specific date shall be true and correct in all material respects as of such specific date).

                  4. This Third Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

                  5. This Third Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Agent.

                  6. THIS THIRD AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

                  7. This Third Amendment shall become effective as of the date hereof (the "Third Amendment Effective Date") when the Borrower, the Required Banks (including each Bank whose Commitment is increased pursuant hereto) and the Administrative Agent shall have signed a copy hereof (whether the same or different copies) and shall have delivered (including by way of telecopier) the same to the Administrative Agent.
















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                  IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.



Address:                                 TOWN SPORTS INTERNATIONAL, INC.

888 Seventh Avenue
25th Floor
New York, New York  10106
Telephone: (212) 246-6700
Facsimile: (212) 246-8422

                                         By /s/ Richard Pyle
                                           -----------------------------
Attention:  Richard Pyle                   Title: CFO




One Bankers Trust Plaza - 34th Floor     BANKERS TRUST COMPANY,
New York, New York  10006                  Individually and as Administrative
Telephone:  (212) 250-5175                  Agent
Facsimile:  (212) 250-7218

                                         By /s/ Mary Kay Coyle
                                           -----------------------------
Attention:  Patricia M. Hogan                 Title:




565 Fifth Avenue                         BANK OF SCOTLAND
New York, New York  10017
Telephone:  (212) 450-0871
Facsimile:  (212) 557-9460

                                         By /s/ Annie Glynn
                                           -----------------------------
Attention:                                    Title:





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